Residential Capital LLC Third Quarter 2006 Update November 2006

Corporate Ownership and Structure
Third Quarter 2006 Financial Update
Housing and Mortgage Market Update
Business Segments

Legal Notice This presentation is not, and is not intended to be, an offer to sell any security or the solicitation of an offer to purchase any security. Securities may only be offered pursuant to a prospectus that meets the requirements of applicable state and federal securities laws or pursuant to an exemption from registration requirement thereof. This presentation may contain forward-looking statements within the meaning of the federal securities laws. In some cases, you can identify these statements by our use of forward- looking words such as "may," "will," "should," "anticipate," "estimate," "expect," "plan," "believe," "predict," "potential," "project," "intend," "could" or similar expressions. In particular, statements regarding our plans, strategies, prospects and expectations regarding our business are forward-looking statements. You should be aware that these statements and any other forward-looking statements in this presentation only reflect our expectations and are not guarantees of performance. These statements involve risks, uncertainties and assumptions. Many of these risks, uncertainties and assumptions are beyond our control, and may cause actual results and performance to differ materially from our expectations. Important factors that could cause our actual results to be materially different from our expectations include the risks and uncertainties set forth in our Annual Report on Form 10- K and our Quarterly Report on Form 10-Q for the quarter ended September 30, 2006, under the heading "Risk Factors." Accordingly, you should not place undue reliance on the forward-looking statements contained in this presentation. These forward-looking statements speak only as of the date on which the statements were made. We undertake no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise.

ResCap Overview Third Quarter 2006 Financial Update Risk Management Liquidity and Funding Asset Quality Business Segments Investor Communication Company Ownership and Structure 8 2 7 5 4 3 1 Housing and Mortgage Market Update 6 Appendix 9

ResCap Company Ownership and Structure

Corporate Ownership

ResCap continues to combine the operations of GMAC Residential and the Residential Capital Group into the U.S. Residential Finance Group (RFG) Established RFG leadership team Exploring opportunities to better utilize competitive advantages of each segment (all products - all channels) Corporate Structure

ResCap Credit Ratings Short-Term Long-Term Outlook Moody's P-3 Baa3 Negative S&P A-3 BBB- Developing Fitch F3 BBB- Positive DBRS R-2 (Mid) BBB. Developing ResCap has obtained separate investment grade credit ratings as an independent finance subsidiary of GMAC GMAC expects the completion of the GMAC sale to the Cerberus led consortium will achieve rating de-linkage from GM Anticipate ResCap ratings will be revisited subsequent to completion of transaction Note: Ratings shown are current as of 11/14/2006

Third Quarter 2006 Financial Update

Financial Update Three Months Ended Three Months Ended Three Months Ended Three Months Ended Nine Months Ended Nine Months Ended Nine Months Ended Nine Months Ended Sept 30 Sept 30 Sept 30 Sept 30 (Dollars in Millions) 2006 2005%^ 2006 2005%^ Total Net Revenue $793 $1,174 -32% ^ $3,308 $3,400 -3% ^ Net Income Including Equity Sale 83 280 -70% ^ 833 902 -8% ^ Net Income Minus Equity Sale 83 280 -70% ^ 574 902 -36% ^ Net Inc. Diversified Businesses1 22 67 -67% ^ 457 2 220 108% ^ U.S. Loan Production 43,922 46,737 -6% ^ 120,319 118,355 2% ^ International Loan Production 7,531 4,535 66% ^ 19,736 11,932 65% ^ Assets 132,578 104,619 27% ^ 132,578 104,619 27% ^ U.S. Servicing Portfolio $402,427 $394,392 2% ^ $402,427 $394,392 2% ^ 1) Consists of the Business Capital Group (BCG) and International Business Group (IBG) 2) Includes equity sale of $259M Results reflect challenging domestic mortgage market Across the industry, sales are decreasing, inventory is increasing and production is declining

Net Income and Revenue Net income and net revenue are down for the third quarter of 2006 versus the third quarter of 2005, driven by a softening housing market and margin compression due to rising interest rates GMAC Residential Residential Capital Group Business Capital Group International Business Group 9/30/2006 346.156 205.082 76.191 55.397 2003 2004 2005 3Q05 3Q06 Net Income 856.815 968.212 1020.626 280.105 83 $ in Millions Net Income 1) Figures do not include "Corporate and Other" and "Eliminations" $ 2003 2004 2005 3Q05 3Q06 Net Revenue 3726.509 3966.726 4235.26 1173.622 793 Net Revenue Net Revenue for the Quarter Ended 9/30/061 Residential Capital Group Business Capital Group GMAC Residential International Business Group $ $ in Millions

Asset Growth and Mix Consistent diversification of assets 12/31/03 12/31/04 12/31/05 9/30/05 9/30/06 Total Assets 78.559 94.349 118.8851 104.6187 132.5784 Total Assets for the Period Ended Cash Investment Securities Mortgage Loans - HFS Mortgage Loans - HFI Lending Receivables Mortgage Servicing Rights Other 9/30/2005 2813671 4458807 17548733 58316223 11317459 3762641 6401171 Assets as of 9/30/05 Cash Investment Securities Mortgage Loans - HFS Mortgage Loans - HFI Lending Receivables Mortgage Servicing Rights Other 9/30/2006 1977842 5202285 24786757 73070182 14189249 4828025 8524033 Assets as of 9/30/06 Mortgage Servicing Rights Mortgage Loans - HFI Lending Receivables Mortgage Loans - HFS Other Investment Securities Cash $ in Billions $

Housing and Mortgage Market Update

Macroeconomic Drivers - Interest Rates Interest rates have steadily increased since mid-2005 Rising rates decrease affordability, which has significant impacts on the mortgage industry In addition, long-term rates have remained low relative to short-term rates, putting pressure on margins Source: Federal Reserve 1 Year LIBOR 1 Year ARM 6 Month LIBOR 10 Year Bond Subprime 580-619 Fixed Subprime 580-619 ARM 1/1/2000 6.63 6.605 6.215 6.66 10.662 10.024 2/1/2000 6.81 6.72 6.329 6.52 10.76 10.109 3/1/2000 6.83 6.716 6.411 6.26 10.905 10.228 4/1/2000 6.89 6.795 6.536 5.99 10.939 10.241 5/1/2000 7.38 7.065 6.977 6.44 11.013 10.367 6/1/2000 7.25 7.236 6.969 6.1 11.212 10.388 7/1/2000 7.09 7.275 6.919 6.05 11.409 10.612 8/1/2000 6.98 7.285 6.84 5.83 11.359 10.647 9/1/2000 6.84 7.268 6.766 5.8 11.303 10.528 10/1/2000 6.74 7.228 6.726 5.74 11.161 10.004 11/1/2000 6.68 7.22 6.705 5.72 11.098 9.876 12/1/2000 6.24 7.09 6.399 5.24 11.025 10.333 1/1/2001 5.39 6.697 5.501 5.16 10.797 9.881 2/1/2001 5.15 6.455 5.202 5.1 10.387 9.991 3/1/2001 4.77 6.282 4.809 4.89 10.304 9.761 4/1/2001 4.51 6.107 4.492 5.14 10.291 9.642 5/1/2001 4.28 5.882 4.084 5.39 10.147 9.536 6/1/2001 4.05 5.814 3.83 5.28 9.95 9.511 7/1/2001 4 5.71 3.791 5.24 10.014 9.467 8/1/2001 3.71 5.706 3.571 4.97 10.087 9.397 9/1/2001 3.11 5.573 3.001 4.73 9.852 9.299 10/1/2001 2.5 5.278 2.343 4.57 9.555 9.113 11/1/2001 2.38 5.204 2.107 4.65 9.388 8.973 12/1/2001 2.42 5.23 1.988 5.09 9.416 8.863 1/1/2002 2.36 5.175 1.934 5.04 9.496 8.889 2/1/2002 2.45 5.025 2.036 4.91 9.457 8.804 3/1/2002 2.85 5.062 2.235 5.28 9.571 8.809 4/1/2002 2.79 4.962 2.207 5.21 9.489 8.773 5/1/2002 2.65 4.794 2.101 5.16 9.457 8.668 6/1/2002 2.42 4.648 2.002 4.93 9.265 8.325 7/1/2002 2.14 4.512 1.905 4.65 9.057 8.357 8/1/2002 1.88 4.378 1.764 4.26 9.177 8.353 9/1/2002 1.87 4.293 1.78 3.87 8.935 8.159 10/1/2002 1.81 4.273 1.737 3.94 8.58 8.061 11/1/2002 1.63 4.164 1.462 4.05 8.423 8.017 12/1/2002 1.58 4.117 1.422 4.03 8.64 7.864 1/1/2003 1.48 3.99 1.373 4.05 8.424 7.933 2/1/2003 1.41 3.86 1.343 3.9 8.294 7.892 3/1/2003 1.33 3.76 1.264 3.81 8.173 7.781 4/1/2003 1.36 3.8 1.279 3.96 8.023 7.668 5/1/2003 1.25 3.66 1.233 3.57 8.096 7.68 6/1/2003 1.09 3.52 1.081 3.33 8.014 7.515 7/1/2003 1.2 3.57 1.123 3.98 7.937 7.442 8/1/2003 1.41 3.79 1.195 4.45 7.884 7.46 9/1/2003 1.35 3.86 1.186 4.27 8.015 7.503 10/1/2003 1.4 3.74 1.204 4.29 8.278 7.566 11/1/2003 1.5 3.75 1.242 4.3 8.052 7.483 12/1/2003 1.5 3.75 1.235 4.27 8.014 7.356 1/1/2004 1.4 3.63 1.186 4.15 7.845 7.11 2/1/2004 1.4 3.55 1.186 4.08 7.685 7.105 3/1/2004 1.33 3.41 1.159 3.83 7.753 6.973 4/1/2004 1.62 3.65 1.28 4.35 7.943 6.934 5/1/2004 2.02 3.88 1.521 4.72 7.931 7.002 6/1/2004 2.35 4.1 1.811 4.73 8.108 7.162 7/1/2004 2.33 4.11 1.894 4.5 8.434 7.266 8/1/2004 2.29 4.06 1.941 4.28 8.541 7.262 9/1/2004 2.37 3.99 2.087 4.13 8.597 7.184 10/1/2004 2.47 4.02 2.227 4.1 8.624 7.053 11/1/2004 2.8 4.15 2.5 4.19 8.316 6.981 12/1/2004 3.02 4.18 2.71 4.23 8.516 6.968 1/1/2005 3.22 4.122 2.891 4.22 8.319 7.076 2/1/2005 3.38 4.16 3.047 4.17 8.283 7.152 3/1/2005 3.69 4.23 3.286 4.5 8.61 7.109 4/1/2005 3.73 4.25 3.384 4.34 8.328 7.16 5/1/2005 3.75 4.23 3.486 4.14 8.372 7.251 6/1/2005 3.81 4.24 3.613 4 8.339 7.222 7/1/2005 4.05 4.4 3.833 4.18 8.112 7.162 8/1/2005 4.27 4.55 4.025 4.26 7.977 7.197 9/1/2005 4.21 4.51 4.045 4.2 8.288 7.324 10/1/2005 4.57 4.86 4.362 4.46 8.498 7.468 11/1/2005 4.78 5.14 4.555 4.54 8.729 7.674 12/1/2005 4.84 5.17 4.668 4.47 9.111 7.952 1/1/2006 4.84 5.17 4.733 4.42 9.4 8.136 2/1/2006 5.08 5.34 4.923 4.57 9.315 8.235 3/1/2006 5.19 5.42 5.053 4.72 9.217 8.173 4/1/2006 5.33 5.62 5.205 4.99 9.491 8.3 5/1/2006 5.4 5.63 5.289 5.11 8.798 8.415 6/1/2006 5.6 5.71 5.495 5.11 8.682 8.474 7/6/2006 5.66 5.79 5.582 5.09 9.311 8.706 8/6/2006 5.49 5.64 5.478 4.88 9/6/2006 5.38 5.56 5.409 4.72 Select Interest Rates

Macroeconomic Drivers-Unemployment Stable The rate of unemployment dropped to 4.4% for October, the lowest level since May 2001 While low unemployment rates may have a positive impact on credit performance, it may also increase the likelihood of future rate increases Source: Bureau of Labor Statistics 1/1/2000 2/1/2000 3/1/2000 4/1/2000 5/1/2000 6/1/2000 7/1/2000 8/1/2000 9/1/2000 10/1/2000 11/1/2000 12/1/2000 1/1/2001 2/1/2001 3/1/2001 4/1/2001 5/1/2001 6/1/2001 7/1/2001 8/1/2001 9/1/2001 10/1/2001 11/1/2001 12/1/2001 1/1/2002 2/1/2002 3/1/2002 4/1/2002 5/1/2002 6/1/2002 7/1/2002 8/1/2002 9/1/2002 10/1/2002 11/1/2002 12/1/2002 1/1/2003 2/1/2003 3/1/2003 4/1/2003 5/1/2003 6/1/2003 7/1/2003 8/1/2003 9/1/2003 10/1/2003 11/1/2003 12/1/2003 1/1/2004 2/1/2004 3/1/2004 4/1/2004 5/1/2004 6/1/2004 7/1/2004 8/1/2004 9/1/2004 10/1/2004 11/1/2004 12/1/2004 1/1/2005 2/1/2005 3/1/2005 4/1/2005 5/1/2005 6/1/2005 7/1/2005 8/1/2005 9/1/2005 10/1/2005 11/1/2005 12/1/2005 1/1/2006 2/1/2006 3/6/2006 4/6/2006 5/6/2006 6/6/2006 7/6/2006 8/6/2006 9/6/2006 Change in Total Employment 245 120 476 285 220 -43 176 -11 118 -12 216 158 -13 80 -47 -295 -32 -130 -117 -154 -255 -330 -308 -162 -113 -122 -45 -105 -6 33 -105 0 -47 112 -16 -121 82 -149 -199 -68 -18 7 -19 -25 98 202 79 122 122 55 346 252 267 78 38 131 177 338 133 160 76 265 140 228 106 166 241 175 48 37 354 145 154 200 175 112 100 134 123 188 51 Unemployment Rate 4 4.1 4 3.8 4 4 4 4.1 3.9 3.9 3.9 3.9 4.2 4.2 4.3 4.4 4.3 4.5 4.6 4.9 5 5.3 5.5 5.7 5.7 5.7 5.7 5.9 5.8 5.8 5.8 5.7 5.7 5.7 5.9 6 5.8 5.9 5.9 6 6.1 6.3 6.2 6.1 6.1 6 5.9 5.7 5.7 5.6 5.7 5.5 5.6 5.6 5.5 5.4 5.4 5.4 5.4 5.4 5.2 5.4 5.1 5.1 5.1 5 5 4.9 5.1 4.9 5 4.9 4.7 4.8 4.7 4.7 4.6 4.6 4.8 4.7 4.6 Employment and Unemployment Rate

Falling Home Sales and Rising Inventories Rising interest rates have contributed to lower sales and increased inventory Declining home price appreciation is discouraging investment property investors and lessening owner-occupied purchase activity Source: U.S. Census Bureau, National Association of Realtors 1/1/2000 2/1/2000 3/1/2000 4/1/2000 5/1/2000 6/1/2000 7/1/2000 8/1/2000 9/1/2000 10/1/2000 11/1/2000 12/1/2000 1/1/2001 2/1/2001 3/1/2001 4/1/2001 5/1/2001 6/1/2001 7/1/2001 8/1/2001 9/1/2001 10/1/2001 11/1/2001 12/1/2001 1/1/2002 2/1/2002 3/1/2002 4/1/2002 5/1/2002 6/1/2002 7/1/2002 8/1/2002 9/1/2002 10/1/2002 11/1/2002 12/1/2002 1/1/2003 2/1/2003 3/1/2003 4/1/2003 5/1/2003 6/1/2003 7/1/2003 8/1/2003 9/1/2003 10/1/2003 11/1/2003 12/1/2003 1/1/2004 2/1/2004 3/1/2004 4/1/2004 5/1/2004 6/1/2004 7/1/2004 8/1/2004 9/1/2004 10/1/2004 11/1/2004 12/1/2004 1/1/2005 2/1/2005 3/1/2005 4/1/2005 5/1/2005 6/1/2005 7/1/2005 8/1/2005 9/1/2005 10/1/2005 11/1/2005 12/1/2005 1/1/2006 2/1/2006 3/1/2006 4/6/2006 5/6/2006 6/6/2006 7/1/2006 8/6/2006 New 4.3 4.3 4.3 4.4 4.4 4.8 4.1 4.4 4 4 4.2 3.6 3.8 3.7 3.8 3.9 4 4.2 4.2 4.4 4.4 4.3 4.1 3.8 4.2 4 4.1 4.3 4 4.2 4.2 4 3.9 4 4 4 4 4.5 4.1 4.1 3.9 3.5 3.6 3.5 3.8 3.8 4.1 4 3.8 3.7 3.6 4 3.8 3.9 4.5 4.3 4.1 3.9 4.3 4.1 4.3 4.3 4.1 4.3 4.2 4.3 4.2 4.6 4.8 4.5 4.9 4.8 5.3 6.4 6.1 6.2 6.2 6.3 7 6.6 Existing 4.3 4.4 4 4.7 4.6 4.9 4.7 4.8 4.5 4.5 4.2 4.4 4.2 4.4 4.4 4.8 4.6 4.8 4.5 4.9 5 4.5 4.9 4.1 4.3 4.4 4.6 5 4.7 5 4.7 5.1 4.9 4.9 4.9 4.3 4.6 4.5 4.7 5.2 4.8 5.1 4.6 4.6 4.3 4.6 4.9 4.3 4.4 4.5 4.4 4.3 4.3 4.2 4.4 4.5 4.2 4.3 4.3 3.9 3.7 4 4 4.2 4.3 4.5 4.5 4.7 4.6 4.8 4.9 4.9 5.1 5.1 5.4 5.9 6.2 6.7 7.2 7.3 1/1/2000 2/1/2000 3/1/2000 4/1/2000 5/1/2000 6/1/2000 7/1/2000 8/1/2000 9/1/2000 10/1/2000 11/1/2000 12/1/2000 1/1/2001 2/1/2001 3/1/2001 4/1/2001 5/1/2001 6/1/2001 7/1/2001 8/1/2001 9/1/2001 10/1/2001 11/1/2001 12/1/2001 1/1/2002 2/1/2002 3/1/2002 4/1/2002 5/1/2002 6/1/2002 7/1/2002 8/1/2002 9/1/2002 10/1/2002 11/1/2002 12/1/2002 1/1/2003 2/1/2003 3/1/2003 4/1/2003 5/1/2003 6/1/2003 7/1/2003 8/1/2003 9/1/2003 10/1/2003 11/1/2003 12/1/2003 1/1/2004 2/1/2004 3/1/2004 4/1/2004 5/1/2004 6/1/2004 7/1/2004 8/1/2004 9/1/2004 10/1/2004 11/1/2004 12/1/2004 1/1/2005 2/1/2005 3/1/2005 4/1/2005 5/1/2005 6/1/2005 7/1/2005 8/1/2005 9/1/2005 10/1/2005 11/1/2005 12/1/2005 1/1/2006 2/1/2006 3/1/2006 4/1/2006 5/1/2006 6/1/2006 New 927 905 947 843 853 793 881 839 902 922 882 1001 938 959 953 899 882 892 881 871 856 865 938 979 870 937 915 932 974 959 961 1025 1057 1005 1022 1052 1009 935 1008 1004 1081 1194 1156 1189 1127 1141 1086 1120 1155 1165 1270 1162 1243 1205 1104 1165 1223 1306 1175 1247 1194 1247 1307 1270 1311 1272 1367 1271 1253 1346 1236 1259 1173 1038 1121 1160 1166 1131 Existing 5030 5320 5240 4980 5190 5180 4820 5240 5160 5070 5300 4940 5270 5270 5440 5290 5400 5300 5300 5490 5010 5270 5250 5200 6050 5890 5420 5660 5670 5370 5380 5310 5540 5630 5670 5940 5940 5910 5750 5770 5870 5920 6190 6390 6680 6390 6130 6370 5980 6400 6570 6790 6890 7020 6840 6760 6790 6840 6980 6810 6920 6930 6970 7170 7140 7270 7130 7210 7200 7050 7030 6750 6570 6900 6900 6750 6710 6620 SAAR = Seasonally Adjusted Annual Rate Source: U.S Census Bureau, National Association of Realtors New and Existing Home Sales Inventory of Unsold Homes

Home Price Appreciation Home price appreciation has dropped to five year lows Decreased home price appreciation has several effects on the mortgage industry including Decreased prepayment speeds Increased delinquencies, foreclosures, and REO stock Source: U.S Census Bureau, National Association of Realtors Change in Median Prices of New and Existing Single Family Homes Existing New 1/1/2001 0.0344 0.044 2/1/2001 0.0375 0.0394 3/1/2001 0.066 0.0101 4/1/2001 0.0519 0.0743 5/1/2001 0.0554 0.0638 6/1/2001 0.0826 0.1196 7/1/2001 0.0564 0.0386 8/1/2001 0.0724 0.0433 9/1/2001 0.0424 -0.0215 10/1/2001 0.0477 -0.0323 11/1/2001 0.0537 -0.0385 12/1/2001 0.0946 0.1103 1/1/2002 0.1021 0.0922 2/1/2002 0.0835 0.1266 3/1/2002 0.0633 0.1056 4/1/2002 0.0699 0.0622 5/1/2002 0.0694 0.0346 6/1/2002 0.074 0.0627 7/1/2002 0.0712 0.0065 8/1/2002 0.0505 0.0282 9/1/2002 0.0718 0.073 10/1/2002 0.0945 0.1043 11/1/2002 0.0973 0.0786 12/1/2002 0.0631 0.0965 1/1/2003 0.066 -0.0299 2/1/2003 0.0627 -0.0285 3/1/2003 0.0655 0.0101 4/1/2003 0.0733 0.007 5/1/2003 0.0734 0.0835 6/1/2003 0.0656 -0.0085 7/1/2003 0.0803 0.0893 8/1/2003 0.0941 0.0615 9/1/2003 0.0885 0.0843 10/1/2003 0.0762 0.0221 11/1/2003 0.0557 0.1426 12/1/2003 0.0733 -0.0075 1/1/2004 0.0669 0.1558 2/1/2004 0.0851 0.1677 3/1/2004 0.0746 0.132 4/1/2004 0.0788 0.1668 5/1/2004 0.0949 0.0868 6/1/2004 0.0893 0.1552 7/1/2004 0.0798 0.1207 8/1/2004 0.0622 0.1425 9/1/2004 0.0807 0.0998 10/1/2004 0.078 0.1801 11/1/2004 0.1035 0.0834 12/1/2004 0.0817 0.1729 1/1/2005 0.0958 0.0657 2/1/2005 0.0879 0.0768 3/1/2005 0.1044 0.0936 4/1/2005 0.1469 0.0585 5/1/2005 0.1158 0.0818 6/1/2005 0.1339 0.0548 7/1/2005 0.1332 0.0803 8/1/2005 0.1622 0.1005 9/1/2005 0.1417 0.1339 10/1/2005 0.1682 0.0628 11/1/2005 0.1326 0.0572 12/1/2005 0.1073 0.0398 1/6/2006 0.1278 0.0995 2/6/2006 0.106 0.0563 3/6/2006 0.0787 0.0422 4/6/2006 0.0423 0.0856 5/6/2006 0.058 0.0445 6/6/2006 0.0043 0.078 7/6/2006 0.0138 0.0324 8/6/2006 -0.0252 -0.0035 9/6/2006 -0.0255 -0.0978

Delinquencies and Obligations Ratio Source: Federal Reserve Bank All Loans Prime Subprime Q101 0.0477 0.0245 0.1324 Q201 0.0516 0.0266 0.1431 Q301 0.0535 0.0285 0.1428 Q401 0.0515 0.0272 0.1433 Q102 0.0514 0.0269 0.1474 Q202 0.0527 0.0265 0.1496 Q302 0.0511 0.0255 0.1439 Q402 0.049 0.0263 0.1323 Q103 0.0485 0.0262 0.1304 Q203 0.0497 0.026 0.1235 Q303 0.0465 0.0244 0.1174 Q403 0.0449 0.0237 0.1153 Q104 0.0446 0.0226 0.1166 Q204 0.0456 0.024 0.1047 Q304 0.0454 0.0232 0.1074 Q404 0.0438 0.0222 0.1033 Q105 0.0431 0.0217 0.1062 Q205 0.0434 0.022 0.1033 Q305 0.0444 0.0234 0.1076 Q405 0.047 0.0247 0.1163 Q106 0.0441 0.0225 0.115 Q206 0.0439 0.0229 0.117 Source: MBA: National Delinquency Survey Quarter Q1-00 Q2-00 Q3-00 Q4-00 Q1-01 Q2-01 Q3-01 Q4-01 Q1-02 Q2-02 Q3-02 Q4-02 Q1-03 Q2-03 Q3-03 Q4-03 Q1-04 Q2-04 Q3-04 Q4-04 Q1-05 Q2-05 Q3-05 Q4-05 Q1-06 Q2-06 Obligation Ratio 15.29 15.47 15.54 15.76 15.88 16.1 15.81 16.34 16.16 16.28 16.54 16.74 16.81 16.81 16.73 16.87 16.84 16.89 17.13 16.98 17.42 17.65 17.93 17.92 17.96 18.06 Homeowners' Financial Obligations Ratio Mortgage Delinquencies Consumer financial obligations have significantly increased over the past five years, with increasing home prices being a key factor Increased homeowner obligations and other market factors may drive and increase delinquency rates

Mortgage Originations Mortgage originations are decreasing from record levels Five of the top-ten mortgage originators in third quarter 2006 lost market share Market focus is now on managing credit risk, reducing costs, and sizing operations to a flattening mortgage market Source: Mortgage Bankers Association Q1-96 Q2-96 Q3-96 Q4-96 Q1-97 Q2-97 Q3-97 Q4-97 Q1-98 Q2-98 Q3-98 Q4-98 Q1-99 Q2-99 Q3-99 Q4-99 Q1-00 Q2-00 Q3-00 Q4-00 Q1-01 Q2-01 Q3-01 Q4-01 Q1-02 Q2-02 Q3-02 Q4-02 Q1-03 Q2-03 Q3-03 Q4-03 Q1-04 Q2-04 Q3-04 Q4-04 Q1-05 Q2-05 Q3-05 Q4-05 Q1-06 Q2-06 Q3-06 Q4-06 Total 194 209 191 191 174 196 222 241 330 401 429 496 373 405 334 267 238 302 312 287 418 579 507 739 518 552 774 1010 794 1187 1199 632 627 825 646 675 618 789 826 675 Purchase 101 155 158 145 123 155 162 150 149 225 227 194 168 251 254 205 183 254 255 213 192 272 274 222 217 315 302 263 230 344 384 322 251 379 362 317 291 434 438 349 Refi 93.214 54.376 32.407 45.904 50.386 41.223 59.985 91.744 182 176 201 303 205 154 80 61 55 48 56 75 226 307 233 517 300 237 472 748 564 843 815 310 376 445 284 358 328 355 388 326

Domestic Market Near-Term Expectations Housing market expected to continue cooling, returning to more historic volumes Anticipate that long-term interest rates continue to edge downward Expect the Fed will not adjust rates through the remainder of 2006 and that there will be easing next year Industry expects home sales fall by 10-20 percent by the end of 2007 (compared with record 2005 levels) National home price appreciation will remain under pressure in 2007 Mortgage origination volume estimated at $2.43 trillion for 2006, down from $2.98 trillion in 2005

International Markets Near-Term Expectations United Kingdom Economic outlook remains healthy Market expectations indicate a further increase in interest rates although interest rates are expected to remain low compared to historical levels Unemployment expected to remain close to historic lows Competitive pressures expected to intensify as new competitors enter the market Netherlands Intense competition continues Pipelines have increased to record highs Germany Pipelines have increased to record highs Mexico Financial markets in Mexico reacted positively to election results Housing and capital markets remain stable New Markets Australia Reserve Bank of Australia did not raise rates, but markets are assuming a potential 25bps rise in rates before 2006 year end Activity has slowed in the secondary markets due to high issuance volumes in 2Q06

Business Segments

Segment-U.S. Residential Finance Group (GMAC Residential and Residential Capital Group)

GMAC Residential Predominantly a prime lender - 99% of production for the quarter ended 9/30/06 was prime and government originations Focus is on direct-to-consumer origination of loans 263 retail offices with 1,395 loan officers as of 9/30/06 4 call centers with production staff of 802 as of 9/30/06 Our well recognized brands include GMAC Mortgage and ditech.com Highly rated and extremely efficient servicing operation For quarter ended 9/30/06: 80% of ResCap net income and 20% of ResCap assets (in Millions) 2003 2004 2005 3Q05 3Q06 Total Net Revenue $1,457 $1,273 $1,486 $485 $346 Net Income $360 $281 $307 $113 $67 Total Assets $13,880 $15,325 $23,058 $20,428 $26,836

Residential Capital Group Predominantly a non-conforming mortgage producer - full product spectrum which includes prime, nonprime, and prime second-lien Focus is on origination through correspondents and mortgage brokers Relationships with 7,686 brokers as of 9/30/06 710 correspondent lenders as of 9/30/06 Consistent top-10 issuer of private label MBS over the past two decades History of product innovation-company started the first mortgage conduit in 1982 For quarter ended 9/30/06: 63% of ResCap assets (in Millions) 2003 2004 2005 3Q05 3Q06 Total Net Revenue $1,531 $1,636 $1,456 $369 $205 Net Income $459 $489 $396 $99 ($24) Total Assets $55,207 $66,856 $77,225 $67,463 $83,495

U.S. Loan Production and Servicing Market Share

- We continue to maintain our strong market position in the U.S. mortgage market

Loan Production YTD as of 9/30/06

Company	Volume ($B)	Market Share (%)
Countrywide	$333.7	14.8%
Wells Fargo	310.9	13.8
WaMu	153.6	6.8
CitiMortgage	132.9	5.9
Chase Home Fin	128.5	5.7
ResCap*	126.0	5.6
Bank of America	121.9	5.4
IndyMac	64.0	2.8
New Century Fin	45.4	2.0
Wachovia	45.2	2.0
Total Top 10	1,462.2	64.7%
Total Industry	$2,260.0	

Source: Inside Mortgage Finance – November 3, 2006

**ResCap loan production does not include seasoned loan production*

Servicing YTD as of 9/30/06

Company	Volume ($B)	Market Share (%)
Wells Fargo	$1,312.4	13.0%
Countrywide	1,244.3	12.4
WaMu	757.0	7.5
Chase Home Fin.	655.5	6.5
CitiMortgage	504.2	5.0
ResCap*	440.1	4.4
Bank of America	405.6	4.0
ABN AMRO	224.3	2.2
National City	170.3	1.7
PHH	160.2	1.6
Total Top 10	5,874.0	58.3%
Total Industry	$10,075.0	

Source: Inside Mortgage Finance – November 10, 2006

** Includes loans for which we acted as subservicer*

Third Quarter 2006 Update

RESCAP 25

Increased U.S. Market Share We have successfully increased our U.S. market share 12/31/03 12/31/04 12/31/05 9/30/05 9/30/06 Servicing Volume 270 304 393 370.6 440.12 Market Share 0.042 0.042 0.043 0.0422 0.044 CY03 CY04 CY05 3Q05 3Q06 ResCap 171 133 155.8 46.05 43.84 Market Share 0.048 0.0492 0.05 0.0502 0.057 Source: "Inside Mortgage Finance" November 3, 2006 Note: ResCap loan production data does not include seasoned loan production ResCap U.S. Mortgage Originations ResCap U.S. Mortgage Servicing Source: "Inside Mortgage Finance" November 10, 2006 Note: Includes loans for which ResCap acted as subservicer $ $

U.S. Mortgage Loan Production 12/31/03 12/31/04 12/31/05 9/30/05 9/30/06 Prime Conforming 89.259 45.593 50.047 14.832 12.002 Prime Non-Conforming 38.093 43.473 55.811 17.292 16.411 Government 4.929 4.834 4.251 1.141 0.942 Nonprime 29.763 27.88 35.874 9.884 8.467 Prime Second-Lien 9.176 11.427 13.079 3.588 6.1 Diverse production sources and types promote the growth of ResCap's U.S. Mortgage Finance Group For quarter ended 9/30/06, 81% of ResCap U.S. production was prime and government mortgage loans 12/31/03 12/31/04 12/31/05 9/30/05 9/30/06 Correspondent 89.406 82.504 99.776 29.911 29.61 Direct Lending 31.411 16.209 17.228 4.963 3.147 Retail Branches 28.881 18.012 19.097 5.537 3.865 Mortgage Brokers 21.522 16.302 22.961 6.326 7.3 $171B $133B $159B $47B $44B $171B $133B $159B $47B $44B Production by Source Production by Type Year Ended Qrt Ended Year Ended Qrt Ended $ in Billions $ in Billions

U.S. Nontraditional Loan Production ResCap offers an assortment of products to meet unique borrower needs Conduct a variety of quality control procedures and periodic audits to ensure compliance with underwriting standards Strict underwriting guidelines consider the borrower's capacity to repay the loan, credit history and the unique risks which may come from these products Servicing focuses on borrower education 12/31/04 12/31/05 9/30/05 9/30/06 Interest-only 7.288784 32.706334 24.156109 25.635673 Payment Option Adjsutable Rate 0.0059 5.0767 2.151222 14.044959 High Loan to Value (+100%) 9.414557 6.6101 4.8786756 6.2917581 Below Market Initial Rate ("Teaser") 0.6381 0.5366 0.026106 0.194604 $17B U.S. Nontraditional Production1 $ in Billions Year Ended Nine Months Ended $45B $31B $46B 1) ResCap began originating payment option adjustable rate mortgages in second quarter 2005. These loans are 100% prime.

U.S. Servicing Portfolio U.S. loan servicing portfolio is comprised predominantly of prime quality mortgages 1) Excludes loans for which we acted as a subservicer that totaled an unpaid principal balance of $47.5 billion as of 9/30/2006 12/31/03 12/31/04 12/31/05 6/30/06 9/30/06 Prime Conforming 153.693 165.577 186.405 194.907 200.632 Prime Non-Conforming 43.951 55.585 76.98 89.415 96.851 Government 17.594 18.328 18.098 18.342 18.866 Prime Second-Lien 9.522 13.718 17.073 24.234 28.584 Nonprime 45.747 51.139 56.373 55.168 57.494 Three million customers with operational capacity to serve over ten million Currently integrating servicing operations to form a Debt Servicing Utility for ResCap's domestic servicing portfolios Anticipate this common servicing platform will be capable of supporting any loan product (mortgage, consumer loan, lease) any brand or any servicing requirement Growing fee-based subservicing business Prime $271B $304B $355B $382B $402B U.S. Servicing Portfolio by Type1 $ in Billions $

Segment-Business Capital Group

Business Capital Group

- Provides capital solutions and superior customer service by developing long-term relationships with business clients in selected niche markets
- Markets include
  - Residential Construction
    - Creative and customized debt products for the nation's top homebuilders and land developers
  - Residential Equity
    - Subordinated debt financing for residential construction projects and manufactured housing communities
  - Model Home Finance
    - Capital solutions in the form of model home leasing and lot option contracts for top homebuilders
  - Healthcare Finance
    - Accounts receivable lines, real estate bridge loans and cash flow lending for select healthcare clients
  - Resort Finance
    - Corporate borrowing lines secured by consumer timeshare receivables and acquisition, development and construction loans to successful U.S. based, privately held timeshare developers
- For quarter ended 9/30/06: 37% of ResCap net income and 5% of ResCap assets

(in Millions)	2003	2004	2005	3Q05	3Q06
Total Net Revenue	$155	$312	$403	$104	$76
Net Income	$62	$148	$201	$50	$31
Total Assets	$3,045	$4,430	$5,546	$5,385	$7,192

Third Quarter 2006 Update

RESCAP

31

Business Capital Diverse Assets The Business Capital Group grew assets to $7.2 billion during the third quarter of 2006 with consistent diversification 12/31/2003 12/31/2004 12/31/2005 YTD 9/30/06 Residential Construction 1.28 1.97 2.55 3.05 Residential Equity 0.22 0.29 0.31 0.4 Model Home Finance 0.85 1.11 1.43 2.08 Health Capital 0.34 0.4 0.59 0.6 Resort Finance 0.36 0.67 0.68 1.06 $3.0 $5.5 Business Capital Group Assets $ in Billions $7.2 $4.4

Revenue Growth and Diversification A strong focus on customer service has fueled strong revenue growth 12/31/2003 12/31/2004 12/31/2005 YTD 9/30/06 Residential Construction 86 188 226 122 Residential Equity 9 28 41 29 Model Home Finance 47 61 79 71 Health Capital 10 18 24 29 Resort Finance 2 17 34 22 Equity Sale 415 $155 $403 Business Capital Group Net Revenue $ in Millions $687 $312 $415 Equity Sale

Segment-International Business Group

International Business Group Business model is to export domestic core competencies and operate with strong local partners First international expansion began in 1998 (Mexico and U.K.) Current operations in the U.K., The Netherlands, Germany, Canada, Mexico, and Australia Growing construction and warehouse lending groups as part of Mexican mortgage banking ResCap has largest international presence among our domestic competitors Top 10 originator in the U.K. - active in that market since 1998 Operate largest non-bank brokerage network in Canada Issued first mortgage-backed securities in Mexico in 2003 Issued Germany's first true sale securitization for German RMBS since 2000 For quarter ended 9/30/06: 10% of ResCap assets (in Millions) 2003 2004 2005 3Q05 3Q06 Total Net Revenue $176 $278 $383 $89 $55 Net Income $24 $51 $90 $17 ($9) Total Assets $6,033 $8,134 $10,695 $8,864 $13,388

International Business Growth and Diversification International loan production continues to expand across multiple markets Top 10 originator in the United Kingdom (U.K.) and The Netherlands Well established Continental European (C.E.) lending platforms in The Netherlands and Germany Initiated operations in both Australia and Spain and have made small strategic investments in Chile and Brazil Growing mortgage lending business in Mexico and Canada International Loan Production1,2 1) Loan production in regions other than those provided represents less than one percent of total international production 2) Excludes commercial lending activities U.K. C. E. Canada Mexico Australia 2003 8 1.2 0.18 0 0 2004 11.6 1.7 0.63 0 0 2005 12.54 2.83 1.02 0.15 0 YTD 2006 16.13 2.59 0.94 0.06 0 $9.4B $19.7B $16.5B $13.4B

Revenue by Country ResCap is diversifying revenues across markets 2003 2004 2005 YTD 3Q05 YTD 3Q06 U.K. 131.06 205.4 271.9 235.8 198.5 Continental Europe 25.7 25.5 40.9 24.9 24.5 Mexico 11.3 21.2 32.1 18.5 25.6 Canada 6 25.7 37.4 30.1 28.9 $ in Millions $176 $278 $383 $ $278 $310 IBG Revenue by Country1 1) Figures do not include IBG administration

Liquidity and Funding

ResCap Accomplishments Progress on dollar denominated funding programs In September ResCap launched an extendible note, asset backed commercial paper program called MINT II, LLC, ("MINT II") The $25 billion program will provide warehouse financing for mortgages originated and/or acquired by Residential Funding Corporation (GMAC-RFC) and GMAC Mortgage Corporation MINT II will be rated Prime-1 by Moody's Investors Service and A1+ by Standard and Poor's Ratings Service Progress on non-dollar denominated funding programs Canada: CAD 410 million revolving credit facility (December 2005) and CAD 250 million private placement debt (May 2006) Mexico: Filed an MXN 8 billion dual bond program shelf from which we issued MXN 980 million (December 2005) and MXN 2.25 billion (September 2006) Europe: Completed dual-tranche GBP 400 million and EUR 750 million (May 2006)

Anticipated Future Funding Alternatives and Sources Seek to increase the variety of funding vehicles, which may include: The issuance of retail debt securities in 2006/2007, subject to market conditions Commercial paper/money market instruments Domestic and international offerings Expansion of bank syndication facilities Additional secured funding alternatives

Improvement in Debt Capital Structure Replaced affiliated overnight borrowings globally with public term debt structure Liquidity portfolio of over $2.0 billion and total bank facilities of $3.5 billion as of 9/30/06 Committed secured capacity is $31.6 billion with $12.8 billion unused as of 9/30/06 Unsecured committed capacity of $3.9 billion, with an unused portion of $1.8 billion as of 9/30/06 Public long-term unsecured debt went from 0% prior to recapitalization to 13% as of 9/30/06 1) Includes on-balance sheet financings and excludes off-balance sheet financings 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 Unsecured Debt 1000 1250 750 2500 1500 1750 750 Subordinated Debt 1000 Bank Term Loan 1750 EUR Debt 952 GBP Debt 750 CAD Debt 225 MXN Debt 136 204 Canadian Bank Line 85 Borrowings1 as of 9/30/06 $112.7 Billion Unsecured Debt Maturity Profile as of 9/30/06 2007 2008 2010 2011 2015 2013 2009 2006 2012 ST Unsecured ST Secured LT Secured LT Unsecured O/S ($mn) 1994 28215 67769 14680 $

Funding Diversity Funding sources continue to diversify as ResCap becomes a known presence in the debt markets Unsecured Borrowings Bank Term Loan Deposits Secured Borrowings Collateralized Borrowings Off-Balance Sheet Securitizations As of 9/30/06 13750 1750 6258 39974 57184 103046 Total Funding1 as of 6/30/06 $205.3 Billion Total Funding1 as of 9/30/06 $222.0 Billion Unsecured Borrowings Bank Term Loan Deposits Secured Borrowings Collateralized Borrowings Off-Balance Sheet Financings 1) Includes off-balance sheet financings Unsecured Borrowings Bank Term Loan Deposits Secured Borrowings Collateralized Borrowings Off-Balance Sheet Securitizations As of 6/30/06 13330.6 1750 6308.6 33039.8 57597.4 93320

Global Unsecured Offerings - Investors More than 630 investors globally have participated in ResCap senior and subordinated unsecured programs as of 11/14/2006 USA Europe Asia and Foreign Other 9340 3291 643.45 Investment Manager Corporate Bank Hedge Fund Insurance Pension Fund Endowment Other 6962.625 86 997 2674 1861 738.7 Investor Diversification by Geography Investor Diversification by Type

Funding Diversity - International ResCap continues to expand its global funding program to support its burgeoning international business Efforts are focused on continued diversification of secured and unsecured funding Secured Unsecured 9618.109033 2684.226024 1) All affiliate debt paid off as of May 17, 2006 International Funding by Type International Funding by Country U.K. C.E. Canada Mexico 8987.603247 1665.381633 800.4726341 843.2555347

Key Operating Metrics Currently monitoring several key operating ratios We believe the more meaningful leverage ratio excludes collateralized borrowings in securitization trusts 12/31/2004 12/31/2005 9/30/2006 Leverage 13.52 14.4291944 14.2 Leverage (Adjusted) 8.102823688 6.91338162 7.4 1) Leverage: Total Debt / Total Equity; Includes borrowings and deposits 2) Leverage (Adjusted): Excludes Collateralized borrowings in securitization trusts 3) Normalized for $2 billion equity infusion in May 2005 4) Equity infusion as of May 2005 13.5 8.1 14.2 7.4 14.4 6.9 12/31/2004 12/31/2005 9/30/2006 Tangible Equity 3911.47 7004.2 7909.39 MSR/Tangible Equity 0.86 0.57 0.61 Goodwill 454.28 459.77 466.482 ResCap Leverage ResCap Stockholder's Equity4 Leverage1 Leverage (Adjusted)2 $8,376 $4,366 $7,464 3 3 $

ResCap Bond Performance Since Initial Issue ResCap spreads have changed significantly since initial issuance At Issue - June 2005 2 Yr: 3ML +138 bps 5 Yr: Tsy +263 bps 10 Yr: Tsy +293 bps As of 11/9/2006 2 Yr: 3ML +46 bps 5 Yr: Tsy +132 bps 10 Yr: Tsy +158 bps 5 Yr BBB Index: 115 bps 10 Yr BBB Index: 135 bps ResCap 5 yr ResCap 10 yr 5 yr BBB Finance 10 yr BBB Finance 6/29/2005 252 262 114.1 134.09 7/1/2005 247 257 115.52 134.99 7/6/2005 245 255 113.05 132.85 7/8/2005 247 257 110.68 130.28 7/12/2005 232 242 111.25 131.08 7/14/2005 227 237 111.04 131.43 7/18/2005 227 236 111.46 131.82 7/20/2005 231 240 111.51 131.78 7/22/2005 223 233 111.97 132.02 7/26/2005 210 218 109.47 129.5 7/28/2005 190 193 110.03 129.93 8/1/2005 194 197 109.58 128.81 8/3/2005 202 206 109.23 128.21 8/5/2005 208 217 108.11 127.54 8/9/2005 207 213 106.63 126.05 8/11/2005 199 205 106.14 126.73 8/15/2005 199 205 106.25 125.82 8/17/2005 203 208 104.39 123.96 8/19/2005 196 201 105.36 125.01 8/23/2005 193 198 105.97 125.59 8/25/2005 187 192 106.52 126.1 8/29/2005 190 195 100.78 120.43 8/31/2005 199 205 104.9 124.53 9/2/2005 205 210 107.92 127.62 9/7/2005 202 208 103.6 128.29 9/9/2005 200 205 114.05 128.81 9/13/2005 196 201 112.08 126.94 9/15/2005 193 198 113.1 128.15 9/19/2005 197 203 112.89 127.86 9/21/2005 196 201 111.24 126.21 9/23/2005 197 203 111.81 126.74 9/27/2005 194 199 111.26 126.19 9/29/2005 183 188 112.06 127.1 10/3/2005 191 197 111.75 126.73 10/5/2005 187 193 111.78 126.76 10/7/2005 188 193 112.17 126.1 10/12/2005 185 191 110.17 125.82 10/14/2005 188 193 112.94 128.87 10/18/2005 153 158 111.38 127.36 10/20/2005 150 155 111.56 127.6 10/24/2005 143 148 114.32 130.16 10/25/2005 143 150 113.68 129.6 10/26/2005 152 158 112.81 128.73 10/28/2005 157 164 113.53 129.42 11/1/2005 153 159 113.92 129.82 11/3/2005 145 149 112.91 128.88 11/7/2005 143 148 114.45 130.55 11/9/2005 145 147 106.92 123.5 11/14/2005 162 167 110.45 128.37 11/16/2005 165 168 126.42 136.08 11/18/2005 165 165 114.99 132.75 11/22/2005 178 173 124.57 141.39 11/28/2005 175 175 123.02 145.04 11/30/2005 173 172 114.71 135.61 12/2/2005 178 175 116.99 137.47 12/6/2005 175 175 123.91 143.88 12/8/2005 170 170 116.9 136 12/12/2005 153 155 113.23 133.58 12/14/2005 156 158 123.88 144.76 12/16/2005 158 160 120.08 139.62 12/20/2005 157 160 114.56 134.31 12/22/2005 157 160 126.94 146.08 12/27/2005 157 160 128.79 141.28 12/29/2005 159 159 118.86 141.04 1/3/2006 163 163 123.01 145.38 1/5/2006 148 148 119.56 138.54 1/9/2006 138 138 125.08 123.23 1/11/2006 140 140 118.12 137.96 1/13/2006 140 140 126.79 146.02 1/18/2006 140.333 141.666 118.15 137.62 1/20/2006 139.166 139.5 119.266 140.776 1/24/2006 132.285 134.571 118.259 138.301 1/26/2006 131.5 133.833 116.328 136.283 1/30/2006 126 128.166 116.47 135.794 2/1/2006 124 128.142 115.094 134.752 2/3/2006 127 130.833 117.944 137.39 2/7/2006 134.333 137.166 116.172 133.818 2/9/2006 132.666 134.833 112.909 131.904 2/13/2006 134.75 137.5 111.332 129.695 2/15/2006 143.2 149.6 110.2 128.927 2/17/2006 142.6 150.2 111.482 130.949 2/22/2006 148.666 155.833 112.653 132.043 2/24/2006 149.142 157 112.07 130.07 2/28/2006 147.833 156 111.959 131.845 3/2/2006 138.857 147.714 109.115 127.913 3/6/2006 135.666 144.166 112.341 123.301 3/8/2006 136.666 144.833 116.905 127.381 3/10/2006 136 143.833 113.582 124.523 3/14/2006 134.4 142.8 117.93 127.962 3/16/2006 132.8 140.2 121.054 130.26 3/20/2006 133.857 142 117.828 126.582 3/22/2006 132 140.4 118.026 127.339 3/24/2006 132.5 141 117.755 126.905 3/28/2006 132.5 140.666 113.74 123.981 3/29/2006 135.2 143.2 117.5052 126.7406 3/30/2006 134.75 142.75 115.164 123.735 4/3/2006 131.2 139.2 112.934 123.536 4/5/2006 139.2 145 114.808 125.559 4/7/2006 147 150.2 108.866 120.47 bps

Risk Management

Strong Risk Management Culture Strong risk management focused on the right people and processes Personnel Processes Extensive External Oversight Key Initiatives Personnel Risk management staff with extensive industry experience and low turnover Over 450 experienced personnel in risk management functions (credit, market, operational compliance) Risk management oversight by ResCap Risk Committee and owned by the business Position review performed on a daily basis Strong governance around processes and systems Assessment of risks based on Value at Risk (VaR), and complex scenario analysis Credit loss performance database and sophisticated credit quality and prepayment speed projection models External auditors different from GMAC's Numerous state regulatory reviews Extensive surveillance of MBS and ABS transactions by rating agencies and investment community Servicing platforms have top tier ratings from rating agencies Standardization of risk-adjusted return model across ResCap segments to create a uniform process for efficient capital deployment Integration of industry standard Asset/Liability financial models

Risk Management Risk management policies require the following: Valuation and sensitivities of all positions are provided and/or reviewed by independent internal parties Model assumptions changes are documented and approved Illiquid assets utilize benchmark pricing and survey comparisons of key assumptions The use of derivative and non-derivative hedge instruments only to mitigate risk of a portfolio position Limit review and reporting Market Value limits Secondary VaR limits Limit escalation process

Market Rate Risk Management

Market rate risk management process:

- Scenario Analysis - (MSRs, Residuals, HFI, other) are subject to the following:
  - +/-200, +/-150, +/-100, +/-50, +/-25 bps
  - Spread Risk +/-
  - Rate Volatility Risk +/-
  - Curve Risk +/-
- Value at Risk
- Horizon Analysis
  - Inclusion of total ResCap expected earnings into the hedge profile
  - Captures ResCap's revenue sensitivity over 3, 6, 9, and 12 month horizons.
  - Results in a different hedge strategy as total portfolio of businesses are considered in determining the hedge ratios
  - Provides balanced approach, as interest rates decline, income from lending will more than make up for run-off in the servicing portfolio due to prepayments

Third Quarter 2006 Update

RESCAP

50

Asset Quality

Strong Credit Performance GMAC Residential & Residential Capital Group Portfolio Management The nonprime portfolio has consistently had a high percentage of loans with FICO scores greater than 640 The nonprime portfolio is also regionally diversified with the highest two concentrations being in the East North Central and South Atlantic Regions Warehouse Lending Strong credit culture focusing on long-term client relationships, robust controls and operational processes Despite conditions in the residential mortgage market, the RCG Warehouse Watch List outstandings dropped by $110 million. Acquisitions of clients by third parties drove the decline. Recorded cumulative losses of approximately $30.8 million since 1997, while growing the portfolio to $9.2 billion in outstandings as of 9/30/2006 Business Capital Group Some weakness from national homebuilders due to slower new home demand and high inventory levels. BCG added 12 projects totaling $143 million in outstandings to the Watch List in September. At this point, no material losses are expected. International Business Group ResCap UK's credit performance of nonprime products superior relative to UK peers; also compares favorably to US prime products

Composition of Investment Portfolio On-balance sheet securitizations continue to comprise a majority of the mortgage loan held for investment (HFI) portfolio Prime Conforming Prime Non- Conforming Prime second-lien Government Non-Prime 1002539 8808866 7485807 727 56860428 Prime Conforming Prime non-conforming Prime second-lien Government Non-Prime 1480539 5833853 2410208 872 49562441 Investment Portfolio for the Quarter Ended 9/30/06 $73.1 Billion1,2 Investment Portfolio for the Quarter Ended 9/30/05 $58.3 Billion1,2 Prime Conforming Prime Non-Conforming Prime Second-Lien Nonprime 1) Amount shown is net of allowance for loan losses 2) Government loans comprised less than 1% of the portfolio, and as of September 30, 2005 and 2006 were $872 thousand and $727 thousand respectively

Nonperforming Assets and Allowance The percentage of nonperforming assets has increased to a level similar to the prior year end, but has remained relatively consistent over time as the asset base has grown The allowance as a percentage of total assets has also remained level over time 12/31/03 12/31/04 12/31/05 6/30/06 9/30/06 Allowance for Loan Losses 618 1014.7 1253.3 1230.2 1147.4 Allowance as % of Total Assets 0.0113 0.0151 0.0152 0.0142 0.0145 12/31/2003 12/31/04 12/31/05 6/30/06 9/30/06 Nonperforming Assets 2485 5076.5 6783.8 6773 7753.4 Nonperforming as % of Total Assets 0.032 0.054 0.057 0.054 0.058 Nonperforming Assets Allowance for Loan Losses Note: Nonperforming includes total nonaccrual loans, restructured loans, and foreclosed assets

HFI Nonaccruals and Allowance 12/31/03 12/31/04 12/31/05 6/30/06 9/30/06 HFI Allowance for Loan Losses 491 872.9 1065.9 1041.5 1088.2 Allowance as % of HFI 0.0106 0.0151 0.0155 0.0144 0.0147 HFI Allowance for Loan Losses 12/31/2003 12/31/2004 12/31/2005 6/30/2006 9/30/2006 HFI 46258 57708 68959 72433 74158 Mortgage Nonaccruals as a % of HFI 0.045 0.08 0.09 0.083 0.092 Mortgage Nonaccrual Loans as Percent of HFI HFI nonperforming mortgage loans exhibit trends similar to total nonperforming assets

Asset Quality of Investment Portfolio Credit quality in ResCap's held for investment portfolio remains stable, as credit quality concerns surrounding weaker home price appreciation and interest rates increase Nonaccrual Mortgage Loans as a percent of portfolio assets has remained fairly stable since 2004 with an average of 8.5%, and with third quarter 2006 improving to 9.2% 12/31/2003 12/31/2004 12/31/2005 9/30/2006 Mortgage Loans Held for Investment 46.258 57.708 68.959 74.158 Non-Accrual Mortgage Loans 2.068 4.6142 6.1871 6.7887 $48.3 B $62.3B $75.1B Seasoning Month 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 29 30 31 32 33 34 35 36 37 38 39 40 41 42 43 44 45 46 47 48 49 50 51 52 53 54 2001 0 0.0011 0.0009 0.0051 0.0109 0.017 0.0225 0.0279 0.0331 0.0376 0.0422 0.0463 0.05 0.0532 0.0567 0.0596 0.0624 0.0649 0.0666 0.0685 0.07 0.0706 0.0719 0.0724 0.0731 0.0733 0.0735 0.0733 0.073 0.0723 0.0719 0.0713 0.0704 0.0693 0.0683 0.0671 0.0661 0.0647 0.0635 0.0619 0.0605 0.0591 0.0574 0.056 0.0545 0.0527 0.0511 0.0496 0.0484 0.047 0.0456 0.0443 0.0429 0.0414 2002 0 0.0002 0.0005 0.0039 0.0092 0.0139 0.0192 0.0241 0.029 0.0334 0.0374 0.0415 0.0457 0.0485 0.0513 0.0529 0.0546 0.0556 0.0563 0.0571 0.0576 0.0576 0.0576 0.0571 0.0566 0.0559 0.0551 0.0543 0.0529 0.0518 0.0505 0.049 0.0479 0.0469 0.0456 0.0443 0.0432 0.042 0.0409 0.0398 0.0386 0.0372 2003 0 0.0001 0.0006 0.003 0.0068 0.0108 0.0147 0.0185 0.0221 0.0254 0.0281 0.0304 0.0325 0.034 0.0356 0.0368 0.0376 0.0382 0.0385 0.0386 0.0384 0.0383 0.0383 0.038 0.0377 0.0373 0.037 0.0369 0.0363 0.0358 0.0346 0.0326 2004 0 0.0001 0.0002 0.0023 0.0062 0.0107 0.0151 0.0189 0.0222 0.025 0.0273 0.0296 0.0317 0.0335 0.0352 0.0366 0.0376 0.0381 0.0376 0.0358 0.0333 0.0298 2005 0 0.0002 0.0003 0.0036 0.0091 0.0151 0.0206 0.0247 0.0277 0.0286 0.0283 0.0272 Note: 60+ Delinquency (including foreclosure, REO and bankruptcy) as Percentage of Original Balance. Source: Credit Suisse Industry Subprime Delinquency Chart Mortgage Loans Held For Investment1 1) Gross mortgage loans held for Investment and includes PIA 2) Non-accrual mortgage loans only and does not include lending receivables $ $80.9B 2 4.5% 8.0% 9.0% 9.2%

Performance of U.S. Primary Servicing Portfolio Solid credit performance of our U.S. Primary Servicing portfolio 12/31/03 12/31/04 12/31/05 9/30/05 9/30/2006 30 Days Past Due 2.86 2.64 2.69 2.57 2.63 60 Days Past Due 0.8 0.68 0.76 0.69 0.75 90+ Days Past Due 0.78 0.78 0.95 0.78 0.97 Foreclosures 1.25 1.14 0.95 0.93 0.93 5.69% 5.23% 5.35% Servicing Portfolio Performance1,2,3 1) The above table reflects performance of the U.S. Primary Servicing Portfolio. ResCap does not have direct credit exposure on most of these mortgage loans 2) Excludes loans for which we acted as subservicer 3) Prime credit quality loans and some of our other mortgage loans are considered to be 30 or more days delinquent when a payment due remains unpaid as of the close of business on the last business day immediately prior to the next following monthly due date 5.28% 4.97% %

Investor Communication

Company Websites Company Web Address Information on site www.rescapholdings.com Company overview Leadership team Segments & site links SEC Filings & Financials Presentations Press releases www.gmacrfc.com (click on Institutional Investors on left of page to enter issuance section) Company information Deal documents Distribution statements Deal level collateral and performance information Loan level (US only) Analytical Tool (US only) Vintage analysis (US only) www.gmacmortgage.com www.gmacmbond.com Company information Deal level collateral and performance information ResCap and the business segments maintain multiple websites to provide a variety of company information to our secured and unsecured investors

Investor Communication

ResCap is committed to continuing to enhance our communication

- Website: www.rescapholdings.com
- Email: investorrelations@rescapholdings.com (Sign up online to receive email alerts as new information about ResCap becomes available)
- Bloomberg ticker: RESCAP <CORP> Go
- Investor hotline: 1-888-440-8851 (U.S.) or 1-952-857-7428
- ResCap is a SEC registrant
  - As a public registrant, we are providing to the market detailed quarterly and annual information through our Form 10-Qs and Form 10-K
  - We let the market know of certain material developments through the public filing of Form 8-Ks
- Wall Street research analysts and industry publications have initiated public coverage of ResCap including:
  - Bank of America – John Guarnera
  - Creditsights – David Hendler
  - Gimme Credit – Kathleen Bochman
  - HSBC – Van Hesser
  - JP Morgan – Kabir Caprihan
  - Lehman Brothers – Jonathan Glionna
- Hosted first ResCap investor/analyst conference in December 2005

Third Quarter 2006 Update

RESCAP

60

Appendix 61

Securitization Activity ResCap has a track record of consistent commitment, execution, and diversified product offerings in the global securitization markets 1) See Appendix for Securitization Program descriptions 2) Does not include NIMS, resecuritizations, private issuance or whole loan sales. 3) Source: www.gmacrfc.com and www.gmacmbond.com $ in Billions 1986 1987 1988 1989 1990 1991 1992 1993 1994 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 Q306 Jumbo A 1.27 1.85 0.61 2.18 3.04 6.81 10.82 12.82 5.45 4.28 7.32 9.17 18.2 11.12 6.08 12.62 10.5 11.89 7.47 8.98 5.94 Alt-A 0 0 0 0 0 0 0 0 0 0.26 1.72 2.94 5.74 4.12 3.28 4.86 6.72 8.69 6.59 16.98 20.43 Home Solution 1st Lien HLTV 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0.18 0.89 1.89 3.43 1.6 1.32 2.47 Seasoned Loans 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0.22 1.25 2.48 2.15 0.95 NCA 0 0 0 0 0 0 0 0 0 0 0 0 0 0 1.08 1.34 3.76 13.07 12.22 13.37 6.51 Subprime 0 0 0 0 0 0 0 0 0 0.46 0.84 1.69 3.65 5.93 6.3 6.23 11.5 14.3 10.09 13.54 11.05 125 CLTV 0 0 0 0 0 0 0 0 0 0 0 0.39 0.61 1.97 3.39 1.98 1.92 1.04 0.88 0.71 1.18 HEL Closed-End 2nd Lien 0 0 0 0 0 0 0 0 0 0 0.2 0.23 0 0.23 0.6 2.49 2.24 1.86 1.17 2.19 3.04 HELOC 2nd Lien 0 0 0 0 0 0 0 0 0 0 0.44 0.4 0.93 1.26 1.97 1.86 1.65 1.69 4.15 2.09 2.98 UK (RMAC)* 0 0 0 0 0 0 0 0 0 0 0 0 0 0.37 0.9 1.53 1.67 4.23 6.53 5.38 4.77 Netherlands (EMAC)* 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0.35 1.02 1.78 2.49 1.43 Germany (EMAC)* 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0.36 0.62 Cananda (CMAC)* 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0.46 0.28 0.41 Mexico* 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0.05 0.2 0.11 0.05 Total* 1.27 3.11 3.73 5.91 8.95 15.76 26.58 39.4 44.85 49.85 60.37 75.19 104.32 129.32 153.1 186.9 229.31 291.83 347.44 417.4 479.22 Issuance by Year ($ in Billions) Cumulative Issuance ($ in Billions) ResCap Issuance1,2,3 As of September 30, 2006 NCA Subprime Seasoned Loans HELOC 2nd Lien 125 CLTV HEL Closed-End 2nd Lien Germany UK Netherlands Mexico Canada

U.S. Securitization Programs GMAC Residential Note: Does not include NIMS, resecuritizations, private issuance or whole loan sales As of September 30, 2006 Newly Originated 2nd Lien Newly Originated 1st Lien Seasoned Issuer GMACM J & AR GMACM AF & AA GMACM GH GMACM HLTV GMACM HE Product Non-Conforming Jumbo A Alt-A Scratch & Dent High CLTV Second Lien Loans (125% max) Home Equity Second Lien Loans & Lines Credit Type Prime Prime Prime Prime Prime Year of First Issue 1999 2005 2001 2000 2000 YTD Issuance ($M) $1,431 $0 $0 $230 $4,213 Cumulative Issuance ($B) $20.5 $0.8 $0.9 $2.2 $21.6

U.S. Securitization Programs Residential Capital Group/GMAC-RFC Issuer RFMSI S & SA RALI QS, QA & QO RAMP RZ RAMP RS, EFC & NC RASC KS, AHL & EMX RAAC SP RFMSII HI RFMSII HS & HSA Product Jumbo A Alt-A High LTF First Lien Mortgages (107% max) NCA (Negotiated Credit Asset) Subprime Seasoned Portfolio Loans High CLTV Second Lien Loans (125% max) Home Equity Second Lien Loans & Lines Credit Type Prime Prime Prime Non-Prime Non-Prime Prime to Non-Prime Prime Prime Year of First Issue 1986 1995 2000 2000 1995 2004 1997 1996 YTD Issuance ($M) $4,511 $20,426 $2,465 $6,505 $11,046 $952 $954 $1,808 Cumulative Issuance ($B) $137.9 $81.5 $11.8 $51.3 $85.6 $3.3 $11.9 $12.1 Newly Originated 2nd Lien Newly Originated 1st Lien Seasoned Note: Does not include NIMS, resecuritizations, private issuance or whole loan sales As of September 30, 2006

International Securitization Programs International Business Group/GMAC-RFC International 1st Lien Programs Note: Does not include NIMS, resecuritizations, private issuance or whole loan sales As of September 30, 2006 Issuer RMAC UK CMAC Canada MXMAC Mexico EMAC Netherlands EMAC Germany Product Non-Conforming Alt-A Subprime Conventional Alt-A Credit Type Prime to Non-Prime Prime Non-Prime Prime Prime Year of First Issue 1998 2004 2003 2002 2005 YTD Issuance ($M) $4,772 $410 $48 $1,425 $620 Cumulative Issuance ($B) $25.4 $1.2 $0.4 $7.1 $1.0